EXHIBIT 99.1

WMALT 2005-6

Structure – Paydown Rules (As of 07/20/05)

Group 1

1.   Pay 1CB until retired

Collateral:    30yr Conforming ALT-A

Size:    ~$50mm

Passthru Rate:  6.50%

Pricing Speed:  100% PPC (8 -> 20 CPR / 12 months)

NAS Bonds:   None.

Super-NAS:  None.

Z-Bonds:    None.

AAA Support:  None.

Floaters:   None.

Inverse IO:  None.

Inverse Floater:  None.

Cap Contract:  None.

Group 2

1.At the beginning of each pay period, the following variables are set:

a. Fixed_amount_1 = $1,000

b.Fixed_amount_2 = For Period 1 - 12 ($3,000,000), 13 – 24 ($3,800,000), 25 – 36 ($3,000,000), 37 – 48 ($1,800,000) and 49 – 360 ($1,300,000).

2.Pay Class R until retired.

3.Pay the accretion from Class 2A9 in the following manner:

a. Pay Class 2A2 and 2A3 pro-rata in the aggregate up to Fixed_amount_1 for the period until retired.

b.Pay until Class 2A4 is retired:

i.      Pay 46.4397798266% of Fixed_amount_2 to Class 2A4 until retired.

ii.      Pay 53.5602201734% of Fixed_amount_2 for the period in the following manner:

1.Pay Class 2A5 until retired.

2.Pay Class 2A7 until retired.

3.Pay Class 2A8 until retired.

c. Pay Class 2A2 and 2A3 pro-rata until retired.

d.Pay until Class 2A4 is retired.

i.      Pay 46.4397798266% to Class 2A4 until retired.

ii.      Pay 53.5602201734% in the following manner:

1.Pay Class 2A5 until retired.

2.Pay Class 2A7 until retired.

3.Pay Class 2A8 until retired.

e. Pay Class 2A9.

4.Pay Class 2A1 and 2A10 its priority amount until retired.

5.Pay Class 2A2 and 2A3 pro-rata in the aggregate up to Fixed_amount_1 for the period until retired.

6.Pay until Class 2A4 is retired:

a. Pay 46.4397798266% of Fixed_amount_2 to Class 2A4 until retired.

b.Pay 53.5602201734% of Fixed_amount_2 for the period in the following manner:

i.      Pay Class 2A5 until retired.

ii.      Pay Class 2A7 until retired.

iii.      Pay Class 2A8 until retired.

7.Pay Class 2A2 and 2A3 pro-rata until retired.

8.Pay until Class 2A4 is retired.

a. Pay 46.4397798266% to Class 2A4 until retired.

b.Pay 53.5602201734% in the following manner:

i.      Pay Class 2A5 until retired.

ii.      Pay Class 2A7 until retired.

iii.      Pay Class 2A8 until retired.

9.Pay Class 2A9 until retired.

10.              Pay Class 2A1 and 2A10 pro rata until retired.

Collateral:    30yr Jumbo ALT-A

Size:    ~$320mm

Passthru Rate:  5.50%

Pricing Speed:  100% PPC (8 -> 20 CPR / 12 months)

NAS Bonds:   Class 2A1 and 2A10.  Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).  This is the same NAS as WMALT 2005-1.

Super-NAS:  None.

Z-Bonds:    2A9.

IO Bond:  2A11.  It has a coupon of 5.50% and it’s notional balance is calculated as (Balance of 2A7/(5.50/0.25)).  The initial notional balance is $1,842,681.

AAA Support:  Yes, Class 2A10 will support Class 2A1.

Floaters:

For Class 2A2: Rate = 1_Mo_LIBOR plus 1.35, Floor = 1.35%, Hard Cap = 6.00%.  The initial coupon is 4.738%.  Zero day delay.

For Class 2A5: Rate = 1_Mo_LIBOR plus 0.25, Floor = 0.25%, Hard Cap to 5.50%, Corridor Cap to 9.0%.  The initial coupon is 3.638%.  Zero day delay.

Inverse IO:

For Class 2A6: Rate = 5.25 minus 1_Mo_LIBOR.  Floor = 0.0%,

Cap = 5.25%.  Notional balance follows Class 2A5.

The initial coupon is 1.862%.  Zero day delay.

Inverse Floater:  For Class 2A3: Rate = 51.15 - (1_Mo_LIBOR * 11).  Floor = 0.0%, Cap = 51.15%.  The initial coupon is 13.882%.  Zero day delay.

Cap Contract:  For Class 2A5: The Cap contract was generated at 100% PPC and will extend the expected life of the bond.  The cap contract will be in effect through the May 25, 2007 pay date.  The lower strike will be 5.25% and the upper strike will be 8.75%.

The cap of the floater in any given period will be 9.00%.  The cap contract is for Class 2A5 and will not be available for Class 2A6.  The notional balance of the cap contract will never exceed the balance of Class 2A5.  The cap contract will accrue on a 30/360 basis.

Init LIBOR:  3.388% for Class 2A2, Class 2A5, Class 2A3 and Class 2A6.

Group 3

1. Pay 3CB until retired

Collateral:    30yr Conforming ALT-A

Size:    ~$100mm

Passthru Rate:  5.50%

Pricing Speed:  100% PPC (8 -> 20 CPR / 12 months)

NAS Bonds:   None.

Super-NAS:  None.

Z-Bonds:    None.

AAA Support:  None.

Floaters:   None.

Inverse IO:  None.

Inverse Floater:  None.

Cap Contract:  None.

Notes

Closing date:        7/28/2005

Accrual date:      7/01/2005

Floater accrual date:    7/25/2005

First pay date:      8/25/2005

Clean-up call:         10%